EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 24, 2007, relating to the consolidated financial statements of Competitive Technologies, Inc. and Subsidiaries appearing in the Company's Annual Report on Form 10-K as of and for the year ended July 31, 2007.


                              /s/ Mahoney Cohen & Company, CPA. P.C.
                              ---------------------------------------
                              New York, New York
                              August 5, 2008